Exhibit 99.2

                        AMERON INTERNATIONAL CORPORATION
                           RESTRICTED STOCK AGREEMENT
                                 Pursuant to the
                            2004 STOCK INCENTIVE PLAN


         This Restricted Stock Agreement (this "Agreement") is made and entered into effective as of the Date of Grant, indicated below, by and between Ameron International Corporation, a Delaware corporation (the "Company"), and the person named below as Employee.

         WHEREAS, Employee is an employee of the Company; and

         WHEREAS, in order to induce Employee to continue in the employment of the Company or its subsidiaries and to assist the Company in its future growth and continued success, the Company wishes to grant Employee an award to purchase shares of common stock, par value $2.50 per share, of the Company (the "Common Stock") pursuant to the Company's 2004 Stock Incentive Plan (the "Plan") on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

1. Grant of Restricted Stock; Certain Terms and Conditions. The Company hereby grants to Employee, and Employee hereby accepts, as of the Date of Grant, the right to purchase the number of shares of Common Stock indicated below (the "Restricted Shares") at the purchase price per share indicated below (the "Purchase Price"). The aggregate Purchase Price must be paid to the Company on or prior to 5:00 o'clock p.m., Los Angeles time, on the sixtieth (60th) day following the Date of Grant. The Restricted Shares shall be subject to all of the terms and conditions set forth in this Agreement including the restrictions imposed pursuant to Section 3 hereof; provided, however, that on each anniversary of the Date of Grant, the restrictions imposed pursuant to Section 3 hereof shall terminate with respect to that number of Restricted Shares (rounded to the nearest whole share) equal to the total number of Restricted Shares multiplied by the Annual Vesting Rate indicated below (the termination of such restrictions with respect to any Restricted Share, for any reason, shall be referred to herein as the "vesting" of such share).

         Employee:                         Thomas P. Giese
         Date of Grant:                    February 9, 2007
         Number of shares purchasable:     447
         Purchase Price per share:         $0
         Annual Vesting Rate:              --
         Vesting Date:                     November 30, 2007

2.       Consideration; Method of Payment.

                  (a) The consideration for the issuance and sale of Restricted Shares contemplated hereby may include, in addition to the Purchase Price per share indicated in Section 1 hereof, consideration in the form of past services to the Company and/or one or more of its subsidiaries. If the Purchase Price per share is $0, the total consideration for the issuance and sale of the Restricted Shares shall be equal to the aggregate par value thereof and such consideration shall be deemed to have been received by the Company, on or prior to the Date of Grant, in the form of past services.


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                  (b) The aggregate Purchase Price must be paid to the Company in cash or by check payable to the Company. Upon payment to the Company in full of the aggregate Purchase Price as provided herein on or prior to 5:00 o'clock p.m., Los Angeles time, on the sixtieth (60th) day following the Date of Grant, Employee shall be deemed to have purchased the Restricted Shares effective as of the Date of Grant.

3. Restrictions. Until a Restricted Share vests, it may not be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner.

4. Acceleration of Vesting upon Change in Control. In the event of a Change in Control (as defined below), all of the then unvested Restricted Shares shall vest immediately.

         For purposes of this Agreement, a "Change in Control" shall mean one or more of the following:

         (a) The acquisition, directly or indirectly by any person or related group of persons (as such term is used in Sections 13(d) and 14(d) of the 1934
Act), but other than the Company or a person that directly or indirectly controls, is controlled by, or is under control with the Company, of beneficial ownership (as defined in Rule 13d-3 of the 1934 Act) of securities of the Company that results in such person or related group of persons beneficially owning securities representing 40% or more of the combined voting power of the Company's then-outstanding securities;

         (b) A merger or consolidation to which the Company is a party, if (i) the beneficial owners of the Company's securities immediately before the transaction, do not, immediately after the transaction, have beneficial ownership of securities of the surviving entity or parent thereof representing at least 50% of the combined voting power of the then-outstanding securities of the surviving entity or parent, and (ii) the directors of the Company immediately prior to consummation of the transaction do not constitute at least a majority of the board of directors of the surviving entity or parent upon consummation of the transaction;

         (c) A change in the composition of the Board of Directors of the Company (the "Board") over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time the Board approved such election or nomination; or


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         (d) The sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company unless (i) the beneficial owners of the Company's securities immediately before the transaction have, immediately after the transaction, beneficial ownership of securities representing at least 50% of the combined voting power of the then-outstanding securities of the entity acquiring the Company's assets, and
(ii) the directors of the Company immediately prior to consummation of the transaction constitute a majority of the board of directors of the entity acquiring the Company's assets upon consummation of the transaction.

5. Repurchase of Restricted Shares. Notwithstanding anything to the contrary in this Agreement, if Employee shall cease to be an employee of the Company or any of its subsidiaries for any reason other than retirement from employment with the Company or any of its subsidiaries at age sixty-five (65) or later with the written consent of the Compensation Committee of the Board of Directors of the Company, including, without limitation, death, disability, resignation, termination for cause or termination without cause, then unless the Company shall determine otherwise, the Company shall repurchase each then unvested Restricted Share at a purchase price equal to the Purchase Price per share.

6.       Payment of Withholding Taxes.

         (a) Obligation. Employee shall make payment to the Company of amounts sufficient to satisfy all applicable Federal, state, and local income and employment tax ("Taxes") withholding requirements in connection with the sale of the Restricted Shares to Employee pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, as and when such Taxes become due.

         (b) Stock Withholding. The Employee may satisfy the obligation in
Section 6(a) by electing to have the Company withhold from the Restricted Shares otherwise issuable pursuant to this grant one or more of such shares with an aggregate fair market value equal to the Taxes. The Employee also may satisfy the obligation in Section 6(a) by delivering previously acquired shares of unrestricted Common Stock (held for the requisite period to avoid a charge to the earnings of the Company) in satisfaction of such Taxes. The withheld or delivered shares will be valued at fair market value on the applicable determination date for such Taxes.

7.       Escrow.

         (a) Until a Restricted Share vests, the stock certificate representing such Restricted Share shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by duly executed stock powers. The stock certificate representing such unvested Restricted Shares shall contain the following legend:

                           "The transfer and registration of transfer of the
                  securities represented by this certificate are subject to certain restrictions as provided in a Restricted Stock Agreement dated as of February 9, 2007 by and between the Company and Thomas P. Giese."


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         (b) From and after the date upon which a Restricted Share vests, the holder of record of such Restricted Share shall be entitled (provided that the obligation set forth in Section 6 hereof has been satisfied) to receive the stock certificate representing such Restricted Share, which stock certificate shall not contain the legend set forth in subsection (a) above.

8. Voting; Dividends; Adjustments. The Employee shall be entitled (provided that the obligation set forth in Section 6 hereof has been satisfied) to exercise all voting rights with respect to the Restricted Shares and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Company shall determine otherwise, the term "Restricted Shares" shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

9. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 245 South Los Robles Ave., Pasadena, California 91101, Attention: Corporate Secretary, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

10. Plan. The Restricted Shares are granted pursuant to the Plan, as in effect on the Date of Grant, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time. In the case that the terms and conditions of the Plan conflict with the terms and conditions of this Agreement, the terms of the Plan shall control. Notwithstanding the foregoing, no amendment to the Plan shall deprive Employee, without his or her consent, of Restricted Shares granted prior to such amendment or of any of Employee's rights under this Agreement. The Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Employee.

11. Employment Rights. No provision of this Agreement shall (a) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries; (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee, with or without cause; or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Employee at any time and for any reason, or for no reason, unless Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.


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12.      Governing Law. This Agreement and the Grant granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement effective as of the Date of Grant.



                                     AMERON INTERNATIONAL CORPORATION


                                     By:
                                        -----------------------------------
                                           John E. Peppercorn
                                           Chairman
                                           Compensation Committee


                                     By:
                                        --------------------------------------
                                           Javier Solis
                                           Secretary
                                           Compensation Committee


                                     EMPLOYEE:

                                     -----------------------------------------
                                     Name:   Thomas P. Giese